Exhibit 99.2

Supplemental Financial Information For the quarter ended March 31, 2014 May 5, 2014

Supplemental Financial Information – Unaudited May 5, 2014

Table of Contents

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3

About Sunstone	4

Forward-Looking Statement	5

Non-GAAP Financial Measures	6

CORPORATE FINANCIAL INFORMATION	9

Condensed Consolidated Balance Sheets Q1 2014 – Q1 2013	10

Consolidated Statements of Operations Q1 2014/2013	12

Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA Q1 2014/2013	13

Reconciliation of Net Income (Loss) to FFO and Adjusted FFO Q1 2014/2013	14

Pro Forma Consolidated Statements of Operations Q1 2014 - Q1 2013	15

EARNINGS GUIDANCE	16

Earnings Guidance for Q2 and FY 2014	17

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO Q2 and FY 2014	19

CAPITALIZATION	20

Comparative Capitalization Q1 2014 - Q1 2013	21

Consolidated Debt Summary Schedule	22

Consolidated Amortization and Debt Maturity Schedule	23

PROPERTY-LEVEL DATA	24

PROPERTY-LEVEL OPERATING STATISTICS	26

Q1 2014/2013	27

Supplemental Financial Information – Unaudited May 5, 2014

OPERATING STATISTICS BY BRAND & GEOGRAPHY	28

Comparable Portfolio Operating Statistics by Brand Q1 2014/2013	29

Comparable Portfolio Property-Level Trailing 12 Month EBITDA Contribution by Brand	30

Comparable Portfolio Operating Statistics by Region Q1 2014/2013	31

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	32

Property-Level EBITDA Q1 2014/2013	33

Property-Level EBITDA Margins Q1 2014/2013	34

Property-Level EBITDA Reconciliation Q1 2014	35

Property-Level EBITDA Reconciliation Q1 2013	36

Property-Level EBITDA Reconciliation Q1 2014/2013 Footnotes	37

Supplemental Financial Information – Unaudited May 5, 2014

CORPORATE PROFILE, FINANCIAL DISCLOSURES,

AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information – Unaudited May 5, 2014

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (REIT) that, as of May 5, 2014, has interests in 29 hotels held for investment comprised of 13,757 rooms. Sunstone’s hotels are primarily in the upper upscale segment and are operated under nationally recognized brands, such as Marriott, Hilton, Hyatt, Fairmont and Sheraton.

Sunstone’s mission is to create meaningful value for our stockholders by becoming the premier hotel owner. Our values include transparency, trust, ethical conduct, communication and discipline. As demand for lodging generally fluctuates with the overall economy (we refer to these changes in demand as the lodging cycle), we seek to employ a balanced, cycle-appropriate corporate strategy that encompasses the following:

•                  Proactive portfolio management;

•                  Intensive asset management;

•                  Disciplined external growth; and

•                  Continued balance sheet strength.

Corporate Headquarters
120 Vantis, Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Ken Cruse
Chief Executive Officer
(949) 382-3012

John Arabia
President
(949) 382-3008

Bryan Giglia
Chief Financial Officer
(949) 382-3036

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information – Unaudited May 5, 2014

Forward-Looking Statement

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession; the ability to maintain sufficient liquidity and our access to capital markets; potential terrorist attacks, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of May 5, 2014, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information – Unaudited May 5, 2014

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA; Adjusted EBITDA (as defined below); Funds From Operations, or FFO; Adjusted FFO (as defined below); and comparable hotel EBITDA and comparable hotel EBITDA margin. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable hotel EBITDA and comparable hotel EBITDA margin as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA is a commonly used measure of performance in many industries. We believe EBITDA is useful to investors in evaluating our operating performance because this measure helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also believe the use of EBITDA facilitates comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital-intensive companies. In addition, certain covenants included in our indebtedness use EBITDA as a measure of financial compliance. We also use EBITDA as a measure in determining the value of hotel acquisitions and dispositions.

Historically, we have adjusted EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance and that the presentation of Adjusted EBITDA, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance.

We believe that the presentation of FFO provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, amortization of lease intangibles, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. We believe the use of FFO facilitates comparisons between us and other lodging REITs.

We also present Adjusted FFO when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information – Unaudited May 5, 2014

We adjust EBITDA and FFO for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDA or Adjusted FFO:

•                  Amortization of favorable and unfavorable contracts: we exclude the non-cash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable tenant lease assets recorded in conjunction with our acquisitions of the Hilton New Orleans St. Charles and the Hyatt Regency San Francisco, and the unfavorable tenant lease liabilities recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile and the Hyatt Regency San Francisco. The amortization of favorable and unfavorable contracts does not reflect the underlying performance of our hotels.

•                  Ground rent adjustments: we exclude the non-cash expense incurred from straightlining our ground lease obligations as this expense does not reflect the underlying performance of our hotels.

•                  Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•                  Acquisition costs: under GAAP, costs associated with completed acquisitions are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company.

•                  Consolidated partnership adjustments: we deduct the non-controlling partner’s pro rata share of any EBITDA or FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership.

•                  Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments because they do not reflect our actual performance for that period.

•                  Impairment losses: we exclude the effect of impairment losses because we believe that including them in Adjusted EBITDA and Adjusted FFO is not consistent with reflecting the ongoing performance of our remaining assets.

•                  Other adjustments: we exclude other adjustments such as lawsuit settlement costs, prior year property tax assessments and/or credits, management company transition costs, and departmental closing costs, including severance, because we do not believe these costs reflect our actual performance for that period and/or the ongoing operations of our hotels.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information – Unaudited May 5, 2014

In addition, to derive Adjusted EBITDA we exclude the non-cash expense incurred with the amortization of deferred stock compensation as this expense does not reflect the underlying performance of our hotels. We also include an adjustment for the cash ground lease expense recorded on the Hyatt Chicago Magnificent Mile’s building lease. Upon acquisition of this hotel, we determined that the building lease was a capital lease, and, therefore, we include a portion of the capital lease payment each month in interest expense. We include an adjustment for ground lease expense on capital leases in order to more accurately reflect the operating performance of the Hyatt Chicago Magnificent Mile. We also exclude the effect of gains and losses on the disposition of depreciable assets because we believe that including them in Adjusted EBITDA is not consistent with reflecting the ongoing performance of our assets. In addition, material gains or losses from the depreciated value of the disposed assets could be less important to investors given that the depreciated asset value often does not reflect its market value.

To derive Adjusted FFO, we also exclude the non-cash gains or losses on our derivatives, as well as the original issuance costs associated with the redemption of preferred stock and any federal and state taxes associated with the application of net operating loss carryforwards. We believe that these items are not reflective of our ongoing finance costs.

Reconciliations of net income (loss) to EBITDA and Adjusted EBITDA are set forth on page 13 of this supplemental package. Reconciliations of net income (loss) to FFO and Adjusted FFO are set forth on page 14 of this supplemental package.

Our 29 comparable hotels include all hotels held for investment by the Company as of March 31, 2014, and also include prior ownership results as applicable in 2013 for the Hilton New Orleans St. Charles acquired in May 2013, the Boston Park Plaza acquired in July 2013, and the Hyatt Regency San Francisco acquired in December 2013.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 8

Supplemental Financial Information – Unaudited May 5, 2014

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information – Unaudited May 5, 2014

Condensed Consolidated Balance Sheets

Q1 2014 – Q1 2013

(In thousands)	March 31, 2014 (1)	December 31, 2013 (2)	September 30, 2013 (3)	June 30, 2013 (4)	March 31, 2013 (5)
Assets
Investment in hotel properties:
Land	$439,304	$439,304	$323,164	$264,637	$260,939
Buildings & improvements	2,986,687	2,977,458	2,835,056	2,655,644	2,554,898
Furniture, fixtures, & equipment	422,676	414,192	387,680	366,536	341,252
Other	224,863	207,878	201,676	188,891	233,980
	4,073,530	4,038,832	3,747,576	3,475,708	3,391,069
Less accumulated depreciation & amortization	(845,751)	(807,450)	(770,527)	(734,759)	(701,786)
	3,227,779	3,231,382	2,977,049	2,740,949	2,689,283

Other assets, net	38,871	39,730	40,947	62,049	52,287

Current assets:
Cash and cash equivalents	94,792	104,363	100,225	123,217	208,313
Cash proceeds held by accommodator	-	-	-	72,287	139,434
Restricted cash	82,748	89,306	84,139	76,711	69,423
Other current assets, net	52,852	44,017	53,326	41,943	44,908

Total assets	$3,497,042	$3,508,798	$3,255,686	$3,117,156	$3,203,648

*Footnotes on following page

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information – Unaudited May 5, 2014

Condensed Consolidated Balance Sheets

Q1 2014 – Q1 2013 (cont.)

(In thousands)	March 31, 2014 (1)	December 31, 2013 (2)	September 30, 2013 (3)	June 30, 2013 (4)	March 31, 2013 (5)
Liabilities
Current liabilities:
Current portion of notes payable	$24,008	$23,289	$23,351	$20,571	$19,757
Other current liabilities	102,320	96,780	100,997	82,229	87,933
Total current liabilities	126,328	120,069	124,348	102,800	107,690

Notes payable, less current portion	1,374,394	1,380,786	1,387,006	1,275,626	1,281,112
Capital lease obligations, less current portion	15,577	15,586	15,594	15,603	15,615
Other liabilities	40,610	39,958	39,901	38,955	32,583

Total liabilities	1,556,909	1,556,399	1,566,849	1,432,984	1,437,000

Series C cumulative convertible redeemable preferred stock	-	-	-	-	100,000

Equity
Stockholders’ equity:
8% Series D cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

Common stock, $0.01 par value, 500,000,000 shares authorized	1,814	1,809	1,609	1,609	1,608

Additional paid in capital	2,071,421	2,068,721	1,796,656	1,795,295	1,793,825
Retained earnings	218,642	224,364	219,837	205,788	187,005
Cumulative dividends	(522,911)	(511,444)	(500,001)	(489,558)	(486,047)
Total stockholders’ equity	1,883,966	1,898,450	1,633,101	1,628,134	1,611,391
Non-controlling interest in consolidated joint ventures	56,167	53,949	55,736	56,038	55,257

Total equity	1,940,133	1,952,399	1,688,837	1,684,172	1,666,648

Total liabilities and equity	$3,497,042	$3,508,798	$3,255,686	$3,117,156	$3,203,648

(1) As presented on Form 10-Q to be filed in May 2014.

(2) As presented on Form 10-K filed February 25, 2014.

(3) As presented on Form 10-Q filed November 12, 2013.

(4) As presented on Form 10-Q filed August 7, 2013.

(5) As presented on Form 10-Q filed May 8, 2013.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information – Unaudited May 5, 2014

Consolidated Statements of Operations

Q1 2014/2013

	Three Months Ended March 31,
(In thousands, except per share data)	2014	2013

Revenues
Room	$168,127	$132,623
Food and beverage	59,911	49,628
Other operating	15,445	12,670
Total revenues	243,483	194,921
Operating expenses
Room	48,919	37,454
Food and beverage	42,908	35,096
Other operating	4,995	4,242
Advertising and promotion	12,971	11,265
Repairs and maintenance	10,881	8,374
Utilities	8,289	6,183
Franchise costs	8,077	6,478
Property tax, ground lease and insurance	19,052	18,468
Property general and administrative	28,922	23,606
Corporate overhead	6,559	6,171
Depreciation and amortization	37,615	34,016
Total operating expenses	229,188	191,353
Operating income	14,295	3,568
Interest and other income	716	563
Interest expense	(18,283)	(17,414)
Loss on extinguishment of debt	-	(44)
Loss before income taxes and discontinued operations	(3,272)	(13,327)
Income tax provision	(224)	(6,157)
Loss from continuing operations	(3,496)	(19,484)
Income from discontinued operations	-	48,410
Net income (loss)	(3,496)	28,926
Income from consolidated joint venture attributable to non-controlling interest	(2,226)	(297)
Distributions to non-controlling interest	(8)	(8)
Dividends paid on unvested restricted stock compensation	(100)	-
Preferred stock dividends and redemption charge	(2,300)	(10,903)
Undistributed income allocated to unvested restricted stock compensation	-	(218)
Income available (loss attributable) to common stockholders	$(8,130)	$17,500

Basic and diluted per share amounts:
Loss from continuing operations attributable to common stockholders	$(0.04)	$(0.20)
Income from discontinued operations	-	0.32
Basic and diluted income available (loss attributable) to common stockholders per common share	$(0.04)	$0.12

Basic and diluted weighted average common shares outstanding	181,061	151,076

Dividends declared per common share	$0.05	$-

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information – Unaudited May 5, 2014

Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA
Q1 2014/2013

	Three Months Ended
	March 31,
(In thousands)	2014	2013

Net income (loss)	$(3,496)	$28,926
Operations held for investment:
Depreciation and amortization	37,615	34,016
Amortization of lease intangibles	1,028	1,028
Interest expense	18,283	17,414
Income tax provision	224	6,157
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(2,226)	(297)
Depreciation and amortization	(821)	(1,435)
Interest expense	(567)	(577)
Discontinued operations:
Interest expense	-	99
EBITDA	50,040	85,331

Operations held for investment:
Amortization of deferred stock compensation	1,372	1,075
Amortization of favorable and unfavorable contracts, net	46	114
Non-cash straightline lease expense	512	693
Capital lease obligation interest - cash ground rent	(351)	(351)
Gain on sale of assets	(6)	-
Loss on extinguishment of debt	-	44
Closing costs - completed acquisitions	56	147
Prior year property tax adjustments, net	(2,878)	-
Non-controlling interests:
Non-cash straightline lease expense	(113)	(113)
Prior year property tax adjustments, net	696	-
Discontinued operations:
Gain on sale of assets	-	(51,620)
Loss on extinguishment of debt	-	3,115
	(666)	(46,896)

Adjusted EBITDA	$49,374	$38,435

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information – Unaudited May 5, 2014

Reconciliation of Net Income (Loss) to FFO and Adjusted FFO

Q1 2014/2013

	Three Months Ended
	March 31,
(In thousands, except per share data)	2014	2013

Net income (loss)	$(3,496)	$28,926
Preferred stock dividends and redemption charge	(2,300)	(10,903)
Operations held for investment:
Real estate depreciation and amortization	37,226	33,672
Amortization of lease intangibles	1,028	1,028
Gain on sale of assets	(6)	-
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(2,226)	(297)
Real estate depreciation and amortization	(821)	(1,435)
Discontinued operations:
Gain on sale of assets	-	(51,620)
FFO	29,405	(629)

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	46	114
Non-cash straightline lease expense	512	693
Non-cash interest related to gain on derivatives, net	(109)	(157)
Loss on extinguishment of debt	-	44
Closing costs - completed acquisitions	56	147
Prior year property tax adjustments, net	(2,878)	-
Income tax provision related to prior years	-	6,157
Preferred stock redemption charge	-	4,641
Non-controlling interests:
Non-cash straightline lease expense	(113)	(113)
Prior year property tax adjustments, net	696	-
Discontinued operations:
Loss on extinguishment of debt	-	3,115
	(1,790)	14,641

Adjusted FFO	$27,615	$14,012

FFO per diluted share	$0.16	$-

Adjusted FFO per diluted share	$0.15	$0.09

Basic weighted average shares outstanding	181,061	151,076
Shares associated with unvested restricted stock awards	469	305
Diluted weighted average shares outstanding	181,530	151,381

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information – Unaudited May 5, 2014

Pro Forma Consolidated Statements of Operations

Q1 2014 - Q1 2013

	Three Months Ended (1)
(Unaudited and in thousands)	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Revenues
Room	$168,127	$183,108	$199,057	$202,435	$156,381
Food and beverage	59,911	62,340	57,254	63,645	57,033
Other operating	15,445	15,439	16,686	15,313	14,512
Total revenues	243,483	260,887	272,997	281,393	227,926

Operating Expenses
Room	48,919	50,078	51,833	50,230	46,133
Food and beverage	42,908	43,309	42,545	43,205	42,204
Other expenses	93,187	96,205	97,552	97,172	92,889
Corporate overhead	6,559	6,555	6,586	7,359	6,171
Depreciation and amortization	37,615	38,059	37,786	36,939	39,136
Total operating expenses	229,188	234,206	236,302	234,905	226,533

Operating Income	14,295	26,681	36,695	46,488	1,393

Interest income and other income	716	743	727	788	746
Interest expense	(18,283)	(18,699)	(18,854)	(18,600)	(18,568)

Income (loss) before income taxes and discontinued operations	(3,272)	8,725	18,568	28,676	(16,429)
Income tax provision	(224)	(1,435)	(424)	(129)	(6,157)

Income (loss) from continuing operations	(3,496)	7,290	18,144	28,547	(22,586)
Income from discontinued operations	-	-	-	-	48,410

Net Income (Loss)	$(3,496)	$7,290	$18,144	$28,547	$25,824

Adjusted EBITDA (2)	$49,374	$66,157	$74,870	$84,906	$41,559

(1)

Includes the Company’s ownership results and prior ownership results for the 29 hotel portfolio held for investment by the Company as of March 31, 2014.  Excludes interest expense and loss on extinguishment of debt on the Senior Notes due to their repayment in January 2013. Includes the 11% dividend on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(2)	Pro Forma Adjusted EBITDA reconciliations by quarter for 2013 can be found in the Appendix of the supplemental package furnished on Form 8-K to the SEC on February 20, 2014.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information – Unaudited May 5 , 2014

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 16

Supplemental Financial Information – Unaudited May 5, 2014

Earnings Guidance for Q2 and FY 2014

The Company is providing guidance at this time, but does not undertake to make updates for any unanticipated developments in its business or changes in the operating environment.  Achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission.  The Company’s guidance does not take into account the impact of any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, prior-year property tax assessments and/or credits, debt repurchases or unannounced financings during 2014.

For the second quarter of 2014, the Company expects:

Metric	Quarter Ended June 30, 2014 Guidance
Comparable Hotel RevPAR Growth	+4.0% - 6.0%
Net Income ($ millions)	$33 - $36
Adjusted EBITDA ($ millions)	$89 - $92
Adjusted FFO ($ millions)	$67 - $70
Adjusted FFO per diluted share	$0.37 - $0.39
Diluted Weighted Average Shares Outstanding	181,900,000

For the full year 2014, the Company expects:

Metric	Prior 2014 FY Guidance (1)	Revised 2014 FY Guidance	Change to Prior 2014 FY Guidance Midpoint
Comparable Hotel RevPAR Growth	+4.0% - 6.5%	+4.5% - 6.5%	+0.25%
Net Income ($ millions)	$57 - $77	$66 - $81	+$6.5
Adjusted EBITDA ($ millions)	$275 - $295	$281 - $296	+$3.5
Adjusted FFO ($ millions)	$190 - $210	$196 - $211	+$3.5
Adjusted FFO per diluted share	$1.04 - $1.15	$1.07 - $1.16	+$0.02
Diluted Weighted Average Shares Outstanding	182,100,000	182,100,000	-

(1) Reflects guidance presented on February 20, 2014.

EARNINGS GUIDANCE	Page 17

Supplemental Financial Information – Unaudited May 5, 2014

Earnings Guidance for Q2 and FY 2014

Second quarter and full year 2014 guidance are based in part on the following assumptions:

•                  Full year comparable hotel EBITDA margin expansion of approximately 25 to 125 basis points.

•                  Full year corporate overhead expense (excluding stock amortization and one-time expenses related to future acquisition closing costs) of approximately $21 million to $22 million.

•                  Full year interest expense of approximately $69 million, including $3 million in amortization of deferred financing fees.

•                  Full year preferred dividends of $9.2 million for the Series D cumulative redeemable preferred stock.

EARNINGS GUIDANCE	Page 18

Supplemental Financial Information – Unaudited May 5, 2014

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO

Q2 and FY 2014

Reconciliation of Net Income to Adjusted EBITDA

	Quarter Ended		Year Ended
	June 30, 2014		December 31, 2014
(In thousands, except per share data)	Low	High	Low	High
Net income	$32,950	$35,950	$66,000	$81,000
Depreciation and amortization	38,000	38,000	148,000	148,000
Amortization of lease intangibles	1,000	1,000	4,000	4,000
Interest expense	17,700	17,700	69,500	69,500
Income tax provision	300	300	1,000	1,000
Non-controlling interests	(3,000)	(3,000)	(12,000)	(12,000)
Amortization of deferred stock compensation	1,800	1,800	6,000	6,000
Non-cash straightline lease expense	600	600	2,800	2,800
Capital lease obligation interest - cash ground rent	(350)	(350)	(1,400)	(1,400)
Prior year property tax adjustments, net	—	—	(2,900)	(2,900)
Adjusted EBITDA	$89,000	$92,000	$281,000	$296,000

Reconciliation of Net Income to Adjusted FFO

Net income	$32,950	$35,950	$66,000	$81,000
Preferred stock dividends	(2,300)	(2,300)	(9,200)	(9,200)
Real estate depreciation and amortization	37,600	37,600	146,000	146,000
Non-controlling interests	(2,500)	(2,500)	(11,000)	(11,000)
Amortization of lease intangibles	1,000	1,000	4,000	4,000
Non-cash straightline lease expense	600	600	2,800	2,800
Prior year property tax adjustments, net	—	—	(2,900)	(2,900)
Adjusted FFO	$67,350	$70,350	$195,700	$210,700

Adjusted FFO per diluted share	$0.37	$0.39	$1.07	$1.16

Diluted weighted average shares outstanding	181,900	181,900	182,100	182,100

EARNINGS GUIDANCE	Page 19

Supplemental Financial Information – Unaudited May 5, 2014

CAPITALIZATION

CAPITALIZATION	Page 20

Supplemental Financial Information – Unaudited May 5, 2014

Comparative Capitalization

Q1 2014 - Q1 2013

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(In thousands, except per share data)	2014	2013	2013	2013	2013

Common Share Price & Dividends
At the end of the quarter	$13.73	$13.40	$12.74	$12.08	$12.31
High during quarter ended	$14.00	$14.06	$13.49	$13.09	$12.31
Low during quarter ended	$12.46	$12.50	$11.87	$11.14	$11.02
Common dividends per share	$0.05	$0.05	$0.05	$-	$-

Common Shares & Units
Common shares outstanding (1)	183,349	182,868	182,871	162,871	162,823
Units outstanding	-	-	-	-	-
Total common shares and units outstanding	183,349	182,868	182,871	162,871	162,823

Capitalization
Market value of common equity	$2,517,379	$2,450,431	$2,329,777	$1,967,482	$2,004,351
Liquidation value of preferred equity - Series C (2)	-	-	-	-	-
Liquidation value of preferred equity - Series D	115,000	115,000	115,000	115,000	115,000
Consolidated debt (3)	1,398,402	1,404,075	1,410,357	1,415,387	1,300,869
Consolidated total capitalization	4,030,781	3,969,506	3,855,134	3,497,869	3,420,220

Non-controlling interest in consolidated debt	(57,650)	(57,863)	(58,072)	(58,278)	(58,481)
Pro rata total capitalization	$3,973,131	$3,911,643	$3,797,062	$3,439,591	$3,361,739

Consolidated debt to total capitalization	34.7%	35.4%	36.6%	40.5%	38.0%
Pro rata debt to pro rata total capitalization	33.7%	34.4%	35.6%	39.5%	37.0%
Consolidated debt and preferred equity to total capitalization	37.5%	38.3%	39.6%	43.8%	41.4%
Pro rata debt and preferred equity to total capitalization	36.6%	37.4%	38.6%	42.8%	40.4%

(1)	Reflects shares outstanding at respective dates. Common shares outstanding at September 30, 2013 includes the effects of the Company’s issuance of 20,000,000 shares in November 2013.
(2)	Liquidation value of preferred equity - Series C at March 31, 2013 includes the effects of the Company’s redemption of all 4,102,564 shares of its Series C preferred stock on May 31, 2013.
(3)	Consolidated debt at June 30, 2013 includes $119.2 million of debt assumed in connection with the acquisition of the Boston Park Plaza in July 2013.

CAPITALIZATION	Page 21

Supplemental Financial Information – Unaudited May 5, 2014

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	March 31, 2014	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Marriott Houston	5.34%	5/1/2015	$21,452	$20,706
Secured Mortgage Debt	Marriott Park City	5.34%	5/1/2015	13,985	13,498
Secured Mortgage Debt	Marriott Philadelphia	5.34%	5/1/2015	25,339	24,457
Secured Mortgage Debt	Marriott Tysons Corner	5.34%	5/1/2015	41,861	40,404
Secured Mortgage Debt	JW Marriott New Orleans	5.45%	9/1/2015	39,464	38,174
Secured Mortgage Debt	Renaissance Harborplace	5.13%	1/1/2016	91,517	85,227
Secured Mortgage Debt	Hilton North Houston	5.66%	3/11/2016	31,660	30,579
Secured Mortgage Debt	Renaissance Orlando at SeaWorld®	5.52%	7/1/2016	77,556	72,418
Secured Mortgage Debt	Embassy Suites Chicago	5.58%	3/1/2017	70,687	65,756
Secured Mortgage Debt	Marriott Boston Long Wharf	5.58%	4/11/2017	176,000	176,000
Secured Mortgage Debt	Boston Park Plaza	4.40%	2/1/2018	117,907	109,813
Secured Mortgage Debt	Embassy Suites La Jolla	6.60%	6/1/2019	67,687	62,284
Secured Mortgage Debt	Hilton Times Square	4.97%	11/1/2020	87,866	76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	5/1/2021	125,908	106,855
Total Fixed Rate Debt				988,889	922,316
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 3.25%	4/15/2016	230,602	223,330
Secured Mortgage Debt	Doubletree Guest Suites Times Square	L + 3.25%	10/10/2018	178,911	167,738
Credit Facility	Unsecured	L + 1.75% - 3.50%	11/1/2015	-	-
Total Variable Rate Debt				409,513	391,068

TOTAL CONSOLIDATED DEBT				$1,398,402	$1,313,384

Preferred Stock
Series D cumulative redeemable preferred		8.00%	perpetual	$115,000

Debt Statistics
% Fixed Rate Debt				70.7%
% Floating Rate Debt				29.3%
Average Interest Rate (1)				4.86%
Weighted Average Maturity of Debt				3.5 years

(1)  Average Interest Rate on variable-rate debt obligations is calculated based on the variable rates at March 31, 2014 and includes the effect of the Company’s interest rate derivative agreements.

CAPITALIZATION	Page 22

Supplemental Financial Information – Unaudited May 5, 2014

Consolidated Amortization and Debt Maturity Schedule

(1)  Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the March 31, 2014 pro rata total capitalization as presented on page 21.

CAPITALIZATION	Page 23

Supplemental Financial Information – Unaudited May 5, 2014

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 24

Supplemental Financial Information – Unaudited May 5, 2014

Property-Level Data

Hotel		Location	Brand	Number of Rooms (1)	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (2)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	8.65%	75%	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,054	7.66%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	5.87%	100%	Fee Simple		2005
4	Hyatt Regency San Francisco	California	Hyatt	802	5.83%	100%	Fee Simple		2013
5	Renaissance Orlando at SeaWorld® (3)	Florida	Marriott	781	5.68%	100%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	4.52%	100%	Leasehold	2085	2005
7	Renaissance Los Angeles Airport	California	Marriott	499	3.63%	100%	Fee Simple		2007
8	JW Marriott New Orleans (4)	Louisiana	Marriott	496	3.61%	100%	Leasehold	2081	2011
9	Hilton North Houston	Texas	Hilton	480	3.49%	100%	Fee Simple		2002
10	Doubletree Guest Suites Times Square	New York	Hilton	468	3.40%	100%	Leasehold	2127	2011
11	Marriott Quincy	Massachusetts	Marriott	464	3.37%	100%	Fee Simple		2007
12	Hilton Times Square	New York	Hilton	460	3.34%	100%	Leasehold	2091	2006
13	Fairmont Newport Beach (5)	California	Fairmont	444	3.23%	100%	Leasehold	2082	2005
14	Hyatt Chicago Magnificent Mile	Illinois	Hyatt	419	3.05%	100%	Leasehold	2097	2012
15	Marriott Boston Long Wharf	Massachusetts	Marriott	412	3.00%	100%	Fee Simple		2007
16	Hyatt Regency Newport Beach	California	Hyatt	407	2.96%	100%	Leasehold	2048	2002
17	Marriott Tysons Corner	Virginia	Marriott	396	2.88%	100%	Fee Simple		2002
18	Marriott Houston	Texas	Marriott	390	2.84%	100%	Fee Simple		2002
19	Renaissance Long Beach	California	Marriott	374	2.72%	100%	Fee Simple		2005
20	Embassy Suites Chicago	Illinois	Hilton	368	2.68%	100%	Fee Simple		2002
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	357	2.60%	100%	Fee Simple		2012
22	Renaissance Westchester	New York	Marriott	348	2.53%	100%	Fee Simple		2010
23	Embassy Suites La Jolla	California	Hilton	340	2.47%	100%	Fee Simple		2006
24	Marriott Philadelphia	Pennsylvania	Marriott	289	2.10%	100%	Fee Simple		2002
25	Hilton New Orleans St. Charles	Louisiana	Hilton	250	1.82%	100%	Fee Simple		2013
26	Marriott Portland	Oregon	Marriott	249	1.81%	100%	Fee Simple		2000
27	Sheraton Cerritos	California	Sheraton	203	1.48%	100%	Leasehold	2087	2005
28	Marriott Park City	Utah	Marriott	199	1.45%	100%	Fee Simple		1999
29	Courtyard by Marriott Los Angeles	California	Marriott	185	1.35%	100%	Leasehold	2096	1999

	Total portfolio			13,753	100%

(1)

As of March 31, 2014, the Company’s total room count was 13,753. In April 2014, the Hilton Garden Inn Chicago Downtown/Magnificent Mile added four rooms, bringing the Company’s total room count to 13,757 as of the date of this release.

(2)	Assumes the full exercise of all lease extensions.
(3)	Reflects 100% economic interest in the Renaissance Orlando at SeaWorld®.
(4)

Hotel is subject to a ground lease that expires in 2081.  In addition, it is also subject to a municipal air rights lease that matures in 2044 that applies only to certain balcony space and is not integral to the hotel operation.

(5)

The Company has entered into an agreement with the ground lessor of the Fairmont Newport Beach to acquire approximately seven acres of land underlying the Fairmont Newport Beach for $11.0 million. The Company expects to complete the acquisition of the leased-fee interest to the Fairmont Newport Beach during the second quarter of 2014.

PROPERTY-LEVEL DATA	Page 25

Supplemental Financial Information – Unaudited May 5, 2014

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 26

Supplemental Financial Information – Unaudited May 5, 2014

Property-Level Operating Statistics

Q1 2014/2013

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended March 31,			For the Three Months Ended March 31,			For the Three Months Ended March 31,
		2014	2013	Variance	2014	2013	Variance	2014	2013	Variance
1	Hilton San Diego Bayfront	$215.15	$205.53	4.7%	88.8%	80.6%	10.2%	$191.05	$165.66	15.3%
2	Boston Park Plaza (1)	120.61	125.16	-3.6%	73.0%	64.3%	13.5%	88.05	80.48	9.4%
3	Renaissance Washington DC	214.03	215.64	-0.7%	76.6%	73.6%	4.1%	163.95	158.71	3.3%
4	Hyatt Regency San Francisco (1) (2)	257.97	233.05	10.7%	69.7%	75.7%	-7.9%	179.81	176.42	1.9%
5	Renaissance Orlando at SeaWorld ®	168.30	159.54	5.5%	81.4%	82.1%	-0.9%	137.00	130.98	4.6%
6	Renaissance Harborplace	149.77	147.33	1.7%	59.7%	61.7%	-3.2%	89.41	90.90	-1.6%
7	Renaissance Los Angeles Airport	124.36	113.48	9.6%	92.2%	88.0%	4.8%	114.66	99.86	14.8%
8	JW Marriott New Orleans	216.10	210.74	2.5%	81.5%	85.3%	-4.5%	176.12	179.76	-2.0%
9	Hilton North Houston	118.84	101.16	17.5%	85.0%	87.9%	-3.3%	101.01	88.92	13.6%
10	Doubletree Guest Suites Times Square	258.62	272.47	-5.1%	94.7%	96.2%	-1.6%	244.91	262.12	-6.6%
11	Marriott Quincy	141.98	143.77	-1.2%	61.6%	59.6%	3.4%	87.46	85.69	2.1%
12	Hilton Times Square (2)	244.51	254.29	-3.8%	99.2%	65.1%	52.4%	242.55	165.54	46.5%
13	Fairmont Newport Beach	148.72	141.77	4.9%	79.6%	71.5%	11.3%	118.38	101.37	16.8%
14	Hyatt Chicago Magnificent Mile (2)	137.08	109.78	24.9%	50.0%	49.1%	1.8%	68.54	53.90	27.2%
15	Marriott Boston Long Wharf	221.78	209.51	5.9%	80.2%	78.8%	1.8%	177.87	165.09	7.7%
16	Hyatt Regency Newport Beach (2)	149.26	128.70	16.0%	85.0%	57.3%	48.3%	126.87	73.75	72.0%
17	Marriott Tysons Corner	149.89	166.20	-9.8%	71.0%	58.2%	22.0%	106.42	96.73	10.0%
18	Marriott Houston	120.73	104.20	15.9%	80.7%	83.0%	-2.8%	97.43	86.49	12.7%
19	Renaissance Long Beach (2)	149.72	150.36	-0.4%	67.0%	76.5%	-12.4%	100.31	115.03	-12.8%
20	Embassy Suites Chicago	134.06	143.71	-6.7%	77.0%	72.5%	6.2%	103.23	104.19	-0.9%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile (2)	114.36	124.15	-7.9%	56.1%	71.8%	-21.9%	64.16	89.14	-28.0%
22	Renaissance Westchester (2)	138.39	131.40	5.3%	66.3%	47.2%	40.5%	91.75	62.02	47.9%
23	Embassy Suites La Jolla	162.34	161.13	0.8%	83.7%	80.9%	3.5%	135.88	130.35	4.2%
24	Marriott Philadelphia	159.73	160.57	-0.5%	66.7%	59.6%	11.9%	106.54	95.70	11.3%
25	Hilton New Orleans St. Charles (1)	190.53	177.51	7.3%	80.2%	84.8%	-5.4%	152.81	150.53	1.5%
26	Marriott Portland	150.17	137.59	9.1%	81.4%	69.2%	17.6%	122.24	95.21	28.4%
27	Sheraton Cerritos	125.39	117.31	6.9%	92.7%	92.5%	0.2%	116.24	108.51	7.1%
28	Marriott Park City	221.22	215.40	2.7%	83.0%	82.7%	0.4%	183.61	178.14	3.1%
29	Courtyard by Marriott Los Angeles	151.08	141.88	6.5%	97.5%	94.5%	3.2%	147.30	134.08	9.9%

	Comparable Portfolio (1)	$174.91	$169.43	3.2%	77.7%	73.7%	5.4%	$135.91	$124.87	8.8%

	Comparable Portfolio Adjusted for Change in Marriott Calendar (3)	$174.91	$169.83	3.0%	77.7%	73.7%	5.4%	$135.91	$125.16	8.6%

(1)

Comparable Portfolio includes all 29 hotels held for investment by the Company as of March 31, 2014. Includes prior ownership results for the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013.

(2)

Operating statistics for the first quarter of 2014 are impacted by major room renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; and the Renaissance Long Beach. Operating statistics for the first quarter of 2013 are impacted by major room renovations at the following hotels: the Hilton Times Square; the Hyatt Chicago Magnificent Mile; the Hyatt Regency Newport Beach; and the Renaissance Westchester.

(3)

Comparable Portfolio Adjusted for Change in Marriott Calendar includes the effects of removing three additional days (December 29, 2012 through December 31, 2012) from Marriott’s fiscal 2013 calendar for the Company’s ten Marriott-managed hotels.

PROPERTY-LEVEL OPERATING STATISTICS	Page 27

Supplemental Financial Information – Unaudited May 5, 2014

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 28

Supplemental Financial Information – Unaudited May 5, 2014

Comparable Portfolio Operating Statistics by Brand
Q1 2014/2013

		For the Three Months Ended March 31,
		2014			2013

	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott	15	75.6%	$168.14	$127.11	73.3%	$164.07	$120.26	5.7%
Hilton (1)	8	85.2%	$194.15	$165.42	80.2%	$187.89	$150.69	9.8%
Hyatt (2)	3	68.5%	$201.51	$138.03	64.3%	$185.74	$119.43	15.6%
Other (3)	3	77.1%	$128.88	$99.37	69.6%	$128.37	$89.35	11.2%

Comparable Portfolio (4)	29	77.7%	$174.91	$135.91	73.7%	$169.43	$124.87	8.8%

Comparable Portfolio Adjusted for Change in Marriott Calendar (5)	29	77.7%	$174.91	$135.91	73.7%	$169.83	$125.16	8.6%

(1)	Hilton includes prior ownership results for the Hilton New Orleans St. Charles acquired on May 1, 2013.

(2)	Hyatt includes prior ownership results for the Hyatt Regency San Francisco acquired on December 2, 2013.

(3)	Other includes the Fairmont Newport Beach, the Sheraton Cerritos and the Boston Park Plaza. Includes prior ownership results for the Boston Park Plaza acquired on July 2, 2013.

(4)

Comparable Portfolio includes all 29 hotels held for investment by the Company as of March 31, 2014. Includes prior ownership results for the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013.

(5)

Comparable Portfolio Adjusted for Change in Marriott Calendar includes the effects of removing three additional days (December 29, 2012 through December 31, 2012) from Marriott's fiscal 2013 calendar for the Company's ten Marriott-managed hotels.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 29

Supplemental Financial Information – Unaudited May 5, 2014

Comparable Portfolio Property-Level Trailing 12 Month EBITDA Contribution
by Brand

Note: Includes 29 hotel Comparable Portfolio.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 30

Supplemental Financial Information – Unaudited May 5, 2014

Comparable Portfolio Operating Statistics by Region
Q1 2014/2013

		For the Three Months Ended March 31,
		2014			2013
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	9	82.8%	$181.45	$150.24	78.4%	$171.48	$134.44	11.8%
Other West	4	82.8%	$140.71	$116.51	82.1%	$125.23	$102.81	13.3%
Midwest	3	60.6%	$129.28	$78.34	63.7%	$127.27	$81.07	-3.4%
East (2)	13	76.2%	$183.52	$139.84	70.8%	$183.87	$130.18	7.4%

Comparable Portfolio (3)	29	77.7%	$174.91	$135.91	73.7%	$169.43	$124.87	8.8%

Comparable Portfolio Adjusted for Change in Marriott Calendar (4)	29	77.7%	$174.91	$135.91	73.7%	$169.83	$125.16	8.6%

(1)	California includes prior ownership results for the Hyatt Regency San Francisco acquired on December 2, 2013.
(2)	East includes prior ownership results for the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Boston Park Plaza acquired on July 2, 2013.
(3)

Comparable Portfolio includes all 29 hotels held for investment by the Company as of March 31, 2014. Includes prior ownership results for the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013.

(4)

Comparable Portfolio Adjusted for Change in Marriott Calendar includes the effects of removing three additional days (December 29, 2012 through December 31, 2012) from Marriott's fiscal 2013 calendar for the Company's ten Marriott-managed hotels.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 31

Supplemental Financial Information – Unaudited May 5, 2014

PROPERTY-LEVEL EBITDA & EBITDA MARGINS

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 32

Supplemental Financial Information – Unaudited May 5, 2014

Property-Level EBITDA
Q1 2014/2013

	Hotels sorted by number of rooms	For the Three Months Ended March 31,

	(In thousands)	2014	2013
		Hotel EBITDA (2)	Hotel EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1) (3)	$14,903	$9,694	54%
2	Boston Park Plaza (4)	(836)	(622)	-34%
3	Renaissance Washington DC	5,213	5,654	-8%
4	Hyatt Regency San Francisco (3) (4)	1,474	2,132	-31%
5	Renaissance Orlando at SeaWorld ®	7,011	5,838	20%
6	Renaissance Harborplace	1,312	1,103	19%
7	Renaissance Los Angeles Airport	1,712	1,264	35%
8	JW Marriott New Orleans	4,234	4,519	-6%
9	Hilton North Houston	1,905	1,276	49%
10	Doubletree Guest Suites Times Square (1)	1,923	2,466	-22%
11	Marriott Quincy	693	852	-19%
12	Hilton Times Square (3)	1,784	(97)	1939%
13	Fairmont Newport Beach (3)	1,758	1,087	62%
14	Hyatt Chicago Magnificent Mile (3)	(1,307)	(1,899)	31%
15	Marriott Boston Long Wharf	2,349	2,409	-2%
16	Hyatt Regency Newport Beach (3)	1,691	(245)	790%
17	Marriott Tysons Corner	1,551	1,308	19%
18	Marriott Houston	1,308	876	49%
19	Renaissance Long Beach (3)	893	1,594	-44%
20	Embassy Suites Chicago (3)	615	787	-22%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	(341)	469	-173%
22	Renaissance Westchester (3)	173	(978)	118%
23	Embassy Suites La Jolla	1,953	1,862	5%
24	Marriott Philadelphia	590	715	-17%
25	Hilton New Orleans St. Charles (4)	1,740	1,435	21%
26	Marriott Portland	1,338	860	56%
27	Sheraton Cerritos	837	888	-6%
28	Marriott Park City	1,847	1,847	0%
29	Courtyard by Marriott Los Angeles	988	858	15%

	Comparable Portfolio (4)	$59,311	$47,952	24%

	(1)	Reflects 100% ownership.
	(2)	Reconciliations to Net Income (Loss) provided on pages 35 and 36.
	(3)

Hotel EBITDA for the first quarter of 2014 is impacted by major room and public space renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; and the Renaissance Long Beach. Hotel EBITDA for the first quarter of 2014 is also impacted by a total of $2.9 million in property tax credits net of appeal fees received at the following hotels: the Embassy Suites Chicago $12,000; the Fairmont Newport Beach $83,000; and the Hilton San Diego Bayfront $2.8 million. Hotel EBITDA for the first quarter of 2013 is impacted by major room renovations at the following hotels: the Hilton Times Square; the Hyatt Chicago Magnificent Mile; the Hyatt Regency Newport Beach; and the Renaissance Westchester.

	(4)

Comparable Portfolio for the three months ended March 31, 2014 and 2013 includes all 29 hotels held for investment by the Company as of March 31, 2014. Includes the Company's ownership results, prior ownership results and the Company's pro forma depreciation and interest expense as applicable for the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013. Prior ownership for the Boston Park Plaza includes management fees reported at the prior owner's expense of 4.0% of total revenues. Based on the Company's current contract with the hotel's third-party manager which assesses management fees at 2.5%, the hotel's EBITDA would have been $(0.5) million for the three months ended March 31, 2013.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 33

Supplemental Financial Information – Unaudited May 5, 2014

Property-Level EBITDA Margins
Q1 2014/2013

	Hotels sorted by number of rooms	For the Three Months Ended March 31,
		2014	2013
		Hotel EBITDA Margin	Hotel EBITDA Margin	Change in bps
1	Hilton San Diego Bayfront (1) (2)	45.8%	33.3%	1,250 bps
2	Boston Park Plaza (3)	-7.5%	-5.8%	(170) bps
3	Renaissance Washington DC	27.6%	28.9%	(130) bps
4	Hyatt Regency San Francisco (2) (3)	8.4%	11.5%	(310) bps
5	Renaissance Orlando at SeaWorld ®	36.7%	33.8%	290 bps
6	Renaissance Harborplace	15.9%	13.4%	250 bps
7	Renaissance Los Angeles Airport	23.7%	20.0%	370 bps
8	JW Marriott New Orleans	41.8%	42.0%	(20) bps
9	Hilton North Houston	27.4%	21.5%	590 bps
10	Doubletree Guest Suites Times Square (1)	15.4%	18.8%	(340) bps
11	Marriott Quincy	12.5%	15.4%	(290) bps
12	Hilton Times Square (2)	15.9%	-1.3%	1,720 bps
13	Fairmont Newport Beach (2)	24.5%	17.2%	730 bps
14	Hyatt Chicago Magnificent Mile (2)	-33.9%	-69.4%	3,550 bps
15	Marriott Boston Long Wharf	23.7%	24.4%	(70) bps
16	Hyatt Regency Newport Beach (2)	21.4%	-5.2%	2,660 bps
17	Marriott Tysons Corner	30.9%	27.6%	330 bps
18	Marriott Houston	27.9%	22.0%	590 bps
19	Renaissance Long Beach (2)	18.2%	27.9%	(970) bps
20	Embassy Suites Chicago (2)	14.6%	19.2%	(460) bps
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile (2)	-14.4%	14.3%	(2,870) bps
22	Renaissance Westchester (2)	4.1%	-35.3%	3,940 bps
23	Embassy Suites La Jolla	40.3%	39.5%	80 bps
24	Marriott Philadelphia	14.3%	17.3%	(300) bps
25	Hilton New Orleans St. Charles (3)	44.3%	39.0%	530 bps
26	Marriott Portland	39.6%	32.5%	710 bps
27	Sheraton Cerritos	26.8%	27.7%	(90) bps
28	Marriott Park City	43.0%	42.9%	10 bps
29	Courtyard by Marriott Los Angeles	33.9%	32.3%	160 bps

	Comparable Portfolio (3)	24.5%	21.2%	330 bps

	Adjusted Comparable Portfolio (4)	23.3%	21.2%	210 bps

	(1)	Reflects 100% ownership.
	(2)

Hotel EBITDA for the first quarter of 2014 is impacted by major room and public space renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; and the Renaissance Long Beach. Hotel EBITDA for the first quarter of 2014 is also impacted by a total of $2.9 million in property tax credits net of appeal fees received at the following hotels: the Embassy Suites Chicago $12,000; the Fairmont Newport Beach $83,000; and the Hilton San Diego Bayfront $2.8 million. Hotel EBITDA for the first quarter of 2013 is impacted by major room renovations at the following hotels: the Hilton Times Square; the Hyatt Chicago Magnificent Mile; the Hyatt Regency Newport Beach; and the Renaissance Westchester.

	(3)

Comparable Portfolio for the three months ended March 31, 2014 and 2013 includes all 29 hotels held for investment by the Company as of March 31, 2014. Includes the Company’s ownership results, prior ownership results and the Company’s pro forma depreciation and interest expense as applicable in 2013 for the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013. Prior ownership for the Boston Park Plaza includes management fees reported at the prior owner’s expense of 4.0% of total revenues. Based on the Company’s current contract with the hotel’s third-party manager which assesses management fees at 2.5%, the hotel’s EBITDA margin would have been (4.3)% for the three months ended March 31, 2013.

	(4)

Adjusted Comparable Portfolio represents the 29 hotel Comparable Portfolio adjusted to exclude the non-current property tax related items noted in Footnote 2 above. Excluding these non-current year property tax items, Comparable Portfolio EBITDA margin would have been 23.3% for the three months ended March 31, 2014.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 34

Supplemental Financial Information – Unaudited May 5, 2014

Property-Level EBITDA Reconciliation

Q1 2014

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2014
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$32,557	$8,902	$450	$3,285	$2,266	$14,903	45.8%
2	Boston Park Plaza	11,172	(5,005)	-	2,856	1,313	(836)	-7.5%
3	Renaissance Washington DC	18,882	909	-	2,405	1,899	5,213	27.6%
4	Hyatt Regency San Francisco (3)	17,480	(1,262)	-	2,736	-	1,474	8.4%
5	Renaissance Orlando at SeaWorld ®	19,116	3,753	-	2,180	1,078	7,011	36.7%
6	Renaissance Harborplace	8,246	(1,584)	-	1,697	1,199	1,312	15.9%
7	Renaissance Los Angeles Airport	7,224	999	-	713	-	1,712	23.7%
8	JW Marriott New Orleans	10,136	2,456	1	1,339	438	4,234	41.8%
9	Hilton North Houston	6,965	526	-	920	459	1,905	27.4%
10	Doubletree Guest Suites Times Square (1)	12,468	(2,170)	997	1,359	1,737	1,923	15.4%
11	Marriott Quincy	5,555	(457)	-	1,150	-	693	12.5%
12	Hilton Times Square	11,206	(2,079)	92	2,551	1,220	1,784	15.9%
13	Fairmont Newport Beach (3)	7,172	597	-	1,161	-	1,758	24.5%
14	Hyatt Chicago Magnificent Mile	3,856	(2,910)	-	1,603	-	(1,307)	-33.9%
15	Marriott Boston Long Wharf	9,928	(2,223)	-	2,113	2,459	2,349	23.7%
16	Hyatt Regency Newport Beach	7,896	829	-	862	-	1,691	21.4%
17	Marriott Tysons Corner	5,025	166	-	818	567	1,551	30.9%
18	Marriott Houston	4,686	455	-	562	291	1,308	27.9%
19	Renaissance Long Beach (3)	4,898	188	-	705	-	893	18.2%
20	Embassy Suites Chicago (3)	4,202	(1,314)	-	934	995	615	14.6%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	2,376	(1,353)	-	1,012	-	(341)	-14.4%
22	Renaissance Westchester	4,202	(586)	-	759	-	173	4.1%
23	Embassy Suites La Jolla	4,851	(78)	-	909	1,122	1,953	40.3%
24	Marriott Philadelphia	4,122	(230)	-	475	345	590	14.3%
25	Hilton New Orleans St. Charles	3,926	1,194	-	546	-	1,740	44.3%
26	Marriott Portland	3,379	923	-	415	-	1,338	39.6%
27	Sheraton Cerritos	3,127	422	-	415	-	837	26.8%
28	Marriott Park City	4,298	1,216	-	440	191	1,847	43.0%
29	Courtyard by Marriott Los Angeles	2,911	682	-	306	-	988	33.9%

	Comparable Portfolio (4)	241,862	2,966	1,540	37,226	17,579	59,311	24.5%

	*Footnotes on page 37

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 35

Supplemental Financial Information – Unaudited May 5, 2014

Property-Level EBITDA Reconciliation

Q1 2013

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2013
	(in thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (5)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$29,068	$1,195	$450	$5,742	$2,307	$9,694	33.3%
2	Boston Park Plaza (4)	10,778	(3,790)	-	1,849	1,319	(622)	-5.8%
3	Renaissance Washington DC	19,544	1,253	-	2,471	1,930	5,654	28.9%
4	Hyatt Regency San Francisco (4)	18,548	(604)	-	2,736	-	2,132	11.5%
5	Renaissance Orlando at SeaWorld ®	17,263	2,883	-	1,848	1,107	5,838	33.8%
6	Renaissance Harborplace	8,252	(1,926)	-	1,788	1,241	1,103	13.4%
7	Renaissance Los Angeles Airport	6,334	515	-	749	-	1,264	20.0%
8	JW Marriott New Orleans	10,755	2,501	1	1,601	416	4,519	42.0%
9	Hilton North Houston	5,932	(132)	-	932	476	1,276	21.5%
10	Doubletree Guest Suites Times Square (1)	13,106	(2,579)	1,000	2,288	1,757	2,466	18.8%
11	Marriott Quincy	5,519	(289)	-	1,141	-	852	15.4%
12	Hilton Times Square (3)	7,743	(3,867)	270	2,270	1,230	(97)	-1.3%
13	Fairmont Newport Beach	6,302	(187)	-	1,274	-	1,087	17.2%
14	Hyatt Chicago Magnificent Mile (3)	2,736	(3,427)	-	1,528	-	(1,899)	-69.4%
15	Marriott Boston Long Wharf	9,891	(2,146)	-	2,096	2,459	2,409	24.4%
16	Hyatt Regency Newport Beach (3)	4,724	(867)	-	622	-	(245)	-5.2%
17	Marriott Tysons Corner	4,746	(220)	-	944	584	1,308	27.6%
18	Marriott Houston	3,981	2	-	575	299	876	22.0%
19	Renaissance Long Beach	5,715	993	-	601	-	1,594	27.9%
20	Embassy Suites Chicago	4,103	(1,084)	-	855	1,016	787	19.2%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile	3,272	(683)	-	1,152	-	469	14.3%
22	Renaissance Westchester (3)	2,770	(1,382)	-	404	-	(978)	-35.3%
23	Embassy Suites La Jolla	4,719	(181)	-	907	1,136	1,862	39.5%
24	Marriott Philadelphia	4,142	(108)	-	468	355	715	17.3%
25	Hilton New Orleans St. Charles (4)	3,679	900	-	535	-	1,435	39.0%
26	Marriott Portland	2,643	534	-	326	-	860	32.5%
27	Sheraton Cerritos	3,211	472	-	416	-	888	27.7%
28	Marriott Park City	4,307	1,282	-	368	197	1,847	42.9%
29	Courtyard by Marriott Los Angeles	2,655	550	-	308	-	858	32.3%

	Comparable Portfolio (4)	226,438	(10,392)	1,721	38,794	17,829	47,952	21.2%

	Less: Prior Ownership (6)
	Hilton New Orleans St. Charles	3,679	900	-	535	-	1,435	39.0%
	Boston Park Plaza	10,778	(3,790)	-	1,849	1,319	(622)	-5.8%
	Hyatt Regency San Francisco	18,548	(604)	-	2,736	-	2,132	11.5%

	Actual Portfolio (7)	$193,433	$(6,898)	$1,721	$33,674	$16,510	$45,007	23.3%

	*Footnotes on page 37

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 36

Supplemental Financial Information – Unaudited May 5, 2014

Property-Level EBITDA Reconciliation

Q1 2014/2013 Footnotes

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended March 31, 2014 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.5 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel EBITDA for the first quarter of 2014 is impacted by major room and public space renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; and the Renaissance Long Beach. Hotel EBITDA for the first quarter of 2014 is also impacted by a total of $2.9 million in property tax credits net of appeal fees received at the following hotels: the Embassy Suites Chicago $12,000; the Fairmont Newport Beach $83,000; and the Hilton San Diego Bayfront $2.8 million. Hotel EBITDA for the first quarter of 2013 is impacted by major room renovations at the following hotels: the Hilton Times Square; the Hyatt Chicago Magnificent Mile; the Hyatt Regency Newport Beach; and the Renaissance Westchester.

(4)

Comparable Portfolio for the three months ended March 31, 2014 and 2013 includes all 29 hotels held for investment by the Company as of March 31, 2014. Includes the Company’s ownership results, prior ownership results and the Company’s pro forma depreciation and interest expense as applicable in 2013 for the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013.

(5)

Other Adjustments for the three months ended March 31, 2013 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(6)

Prior Ownership for the three months ended March 31, 2013 includes prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013.

(7)	Actual Portfolio for the three months ended March 31, 2013 includes the Company’s ownership results for all 26 hotels held for investment by the Company as of March 31, 2013.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 37